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                                                            Exhibit No. (10)(iv)

                         SEVERANCE AND RELEASE AGREEMENT

                         (Read Carefully Before Signing)

         In consideration of the agreement of Great Lakes Chemical Corporation ("Employer") to pay severance payments and provide benefits to _____________________ ("Employee") as provided in the Severance Plan for Domestic Directors and Key Management Employees Covered Under the Corporate Management Incentive Compensation Plan ("Plan"), which payments and benefits Employer is not otherwise obligated to pay or provide, Employee hereby unconditionally releases and discharges Employer from any claims, damages, wages, bonuses, commissions, or any other compensation, actions, liabilities, obligations, expenses, attorneys' fees, interest, or costs of any kind, known or unknown, directly or indirectly related to, or in any way connected with, Employee's employment with Employer or the termination of his employment with Employer.

         The parties agree that the severance payments and benefits provided in the Plan shall begin no later than twenty-one (21) calendar days after Employer receives a signed copy of this Agreement from Employee provided that a period of seven (7) calendar days has expired after Employee has signed and delivered this Agreement to Employer without Employee having revoked acceptance of this Agreement. The parties agree that the date of termination of Employee's employment shall be ___________, 199 . At this time Employee shall no longer be employed by Employer and, except as provided in the Plan, shall have no further right to participate in or accrue benefits under any Employer plan, policy or practice. Employee further agrees that execution of this Agreement is required in order to receive severance payments and benefits under the Plan.

         Employee agrees that he/she shall return to Employer all Employer property in his/her possession or control no later than _____________, 199__, including but not limited to, books, documents, memoranda, computer disks and other software, and other records. Employee further agrees that, as a condition of this Agreement, the fact of and terms and provisions of this Agreement are to remain strictly confidential and shall not be disclosed to any person except his/her legal and/or tax advisor(s), and/or other representatives, or as required by law. Employee further agrees, as a condition of this Agreement, that he/she will not make statements to any third parties which are in any way disparaging to Employer. Employee further understands that, in the event Employee breaches any of the provisions of this Agreement, Employee will return to Employer all severance payments paid to him/her, and will reimburse Employer for the cost of all benefits provided under the Plan (the cost to be calculated by the applicable monthly COBRA premium that would be charged for such benefits) and all attorneys' fees and costs of suit expended by Employer to enforce the provisions of this Agreement.

         The considerations exchanged herein do not constitute and shall not be interpreted under any local, state, or federal statute, ordinance, regulation or order, or any contract, or under common law, as an admission of wrongdoing, liability or guilt on the part of Employer regarding
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Employee's employment with and separation of employment from Employer. Rather, this Agreement results solely from the desire by the parties to resolve expeditiously Employee's separation from Employer and any disputed issues of law and fact which may surround his/her employment with or separation of employment from Employer.

         The parties agree and acknowledge that the claims or actions released herein include, but are not limited to those based on any common law tort action or based on allegations of wrongful discharge and/or breach of contract, and those alleging any violation or allegation of discrimination on the basis of race, color, sex, religion, age, national origin, disability, or any other basis under Title VII of the Civil Rights Act of 1964 (as amended), Section 1981 of the Civil Rights Act of 1866, the Older Workers Benefit Protection Act, the Americans With Disabilities Act, the Family and Medical Leave Act, the Age Discrimination in Employment Act ("ADEA"), the Employee Retirement Income Security Act, all applicable state laws, the United States and all applicable state constitutions, any and all amendments to such statutes and constitutions, and those alleging any right or claim under any other federal, state, or local law, rule, or regulation. Employee also agrees that his alleged rights or claims under the aforementioned statutes and constitutions and any other federal, state, or local law, rule or regulation are waived by this Agreement; however, with regard to claims under the ADEA this Agreement only applies to the extent that those alleged rights or claims arose prior to the execution of this Agreement.

         The parties understand that, as used in this Agreement, "Employer" includes Great Lakes Chemical Corporation and all of its subsidiaries and affiliates, all of their past and present officers, directors, employees, trustees, agents, corporate parents, partners, shareholders, subsidiaries, affiliates, principals, insurers, any and all employee benefit plans (and any fiduciary of such plans) sponsored by the aforesaid entities, and each of them, and each entity's subsidiaries, affiliates, predecessors, successors, and assigns, and all other entities, persons, firms, or corporations liable or who might be claimed to be liable, none of whom admit any liability to Employee but all of whom expressly deny any such liability.

         Employee further understands, and it is his/her intent, that in the event this Agreement is ever held to be invalid or unenforceable (in whole or part) as to any particular type of claim or charge or as to any particular circumstances, it shall remain fully valid and enforceable as to all other claims, charges, and circumstances. As to any actions, claims, or charges that would not be released because of the revocation, invalidity, or unenforceability of this Agreement, Employee understands that the return of all severance payments paid to him/her and reimbursement of the cost of all benefits provided under the Plan (the cost to be calculated by the applicable monthly COBRA premium that would be charged for such benefits) is a prerequisite to asserting or bringing any such claims, charges, or actions. Employee further agrees that he/she will not seek re-employment or independent contractor status with Employer and will not in the future be eligible for such employment or independent contractor status with Employer.

         Employee acknowledges that he/she has read this Agreement, fully understands each and every provision, and signs it voluntarily and on his/her own accord. Employee also acknowledges that in consideration of accepting the consideration described above, he/she may be giving up possible future administrative and/or legal claims. EMPLOYEE ALSO
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ACKNOWLEDGES THAT HE/SHE HAS BEEN ADVISED BY EMPLOYER TO CONSULT AN ATTORNEY
PRIOR TO EXECUTING THIS AGREEMENT. Furthermore, the parties hereby acknowledge and agree that Employee has twenty-one (21) calendar days in which to consider this Agreement, and that this Agreement may be revoked by Employee within seven
(7) calendar days after he/she delivers a signed copy to Employer. Written notice of revocation should be delivered to [insert title], Human Resources Department, [location]. The parties also acknowledge and agree that this Agreement shall not be effective or enforceable until the seven (7) calendar day revocation period expires.

         The parties agree that this Agreement and the Plan sets forth the entire agreement between the parties and supersedes-any written or oral understandings with respect to the subject matter herein. Other than as stated herein, the parties acknowledge and agree that no promise or inducement has been offered for the Agreement and no other promises or agreements shall be binding unless reduced to writing and signed by the parties.

         The parties agree that this Agreement is deemed made and entered into in the State of Indiana and in all respects shall be interpreted, enforced, and governed under the laws of the State of Indiana, unless otherwise preempted by Federal law. Any dispute under this Agreement shall be adjudicated by a court of competent jurisdiction in the State of Indiana.

         This Agreement may not be amended, supplemented, or modified except by a written document signed by both parties. This Agreement shall inure to the benefit of, and may be enforced by, and shall be binding on the parties and their assigns and successors in interest.

         The failure of either party hereto in any one or more instances to insist upon performance of any of the provisions of this Agreement or to pursue its rights hereunder shall not be construed as a waiver of any such provisions or the relinquishment of any such rights.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.



_________________________________
Signature


_________________________________
Printed Name


_________________________________


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Date



Great Lakes Chemical Corporation



By: ______________________________



Date: ____________________________


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